

        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                             Payment Date 11/27/2000

Servicing Certificate
Beginning Pool Balance                                                 223,730,548.26
Beginning PFA                                                                    0.00
Ending Pool Balance                                                    222,512,363.78
Ending PFA Balance                                                                  -
Principal Collections                                                   10,455,140.96
Principal Draws                                                          4,771,693.60
Net Principal Collections                                                           -
Active Loan Count                                                               8,821

Interest Collections                                                     1,984,441.62

Weighted Average Net Loan Rate                                              10.54000%
Substitution Adjustment Amount                                                   0.00

Note Rate                                                                    6.87000%

Term Notes                                                              Amount          Factor
----------                                                              ------          ------
Beginning Balance                                                      225,000,000.00  1.0000000
Ending Balance                                                         225,000,000.00  1.0000000

Principal                                                                           -  0.0000000

Interest                                                                 1,416,937.50  6.2975000

Interest Shortfall                                                               0.00  0.0000000
Security Percentage                                                           100.00%

Variable Funding Notes                                                  Amount
----------------------                                                  ------
Beginning Balance                                                                0.00
Ending Balance                                                                   0.00
Principal                                                                        0.00
Interest                                                                         0.00
Interest Shortfall                                                               0.00
Security Percentage                                                             0.00%


Certificates                                                               543,284.76





Beginning Overcollateralization Amount                                   3,937,500.00
Overcollateralization Amount Increase (Decrease)                           (30,641.49)
Outstanding Overcollateralization Amount                                 3,906,858.51

Credit Enhancement Draw Amount                                                   0.00
Unreimbursed Prior Draws                                                         0.00


                                                                                        Number     Percent
                                                                              Balance  of Loans   of Balance
Delinquent Loans (30 Days)                                               2,052,512.85     72        0.92%

Delinquent Loans (60 Days)                                                 546,397.06     18        0.25%

Delinquent Loans (90+ Days) (1)                                          1,147,279.40     33        0.52%

Foreclosed Loans                                                           158,466.37     3         0.07%

REO                                                                              0.00     0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                            0.00
Current Month Loss Amount                                                   30,641.49
Ending Loss Amount                                                          30,641.49

                                                                    Special Hazard      Fraud     Bankruptcy
Beginning Amount                                                                 0.00       0.00         0.00
Current Month Loss Amount                                                        0.00       0.00         0.00
Ending Amount
                                                                                    -          -            -

Liquidation Loss Distribution Amounts                                            0.00
Extraordinary Event Losses                                                       0.00
Excess Loss Amounts                                                              0.00

Capitalized Interest Account
Beginning Balance                                                                0.00
Withdraw relating to Collection Period                                           0.00
Interest Earned (Zero, Paid to Funding Account)                                  0.00
                                                                                ----
Total Ending Capitalized Interest Account Balance as of Payment                  0.00
Date
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Funding Account
Beginning Funding Account Balance
                                                                         5,206,951.74
Deposit to Funding Account
                                                                         5,683,447.36



Payment for Additional Purchases
                                                                       (4,495,904.37)
Ending Funding Account Balance as of Payment Date
                                                                         6,394,494.73
Interest earned for Collection Period
                                                                             3,905.64
Interest withdrawn related to prior Collection Period
                                                                             4,251.35

Prefunding Account
Beginning Balance                                                                0.00
Additional Purchases during Revolving Period                                     0.00
Excess of Draws over Principal Collections                                       0.00
                                                                                ----
Total Ending Balance as of Payment Date                                          0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Reserve Account
Beginning Balance                                                                0.00
Deposits to Reserve Account for current Payment Date                             0.00
Withdrawals from Reserve Account for current Payment Date                        0.00
                                                                                ----
Total Ending Reserve Account Balance as of current Payment Date                  0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00






        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                             Payment Date 11/27/2000

Servicing Certificate
Beginning Pool Balance                                               24,021,075.99
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  24,920,712.33
Ending PFA Balance                                                              -
Principal Collections                                                   869,722.38
Principal Draws                                                         670,411.78
Net Principal Collections                                                       -
Active Loan Count                                                              345

Interest Collections                                                    207,141.91

Weighted Average Net Loan Rate                                            9.64000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                 6.90000%

Term Notes                                                           Amount          Factor
----------                                                           ------          ------
Beginning Balance                                                    25,000,000.00  1.0000000
Ending Balance                                                       25,000,000.00  1.0000000

Principal                                                                        -  0.0000000

Interest                                                                158,125.00  6.3250000

Interest Shortfall                                                            0.00  0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%


Certificates                                                                  0.00





Beginning Overcollateralization Amount                                  275,703.90
Overcollateralization Amount Increase (Decrease)                         46,832.98
Outstanding Overcollateralization Amount                                322,536.89

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                     Number     Percent
                                                                           Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                              238,155.38     4         0.96%

Delinquent Loans (60 Days)                                                       -     0         0.00%

Delinquent Loans (90+ Days) (1)                                                  -     0         0.00%

Foreclosed Loans                                                                 -     0         0.00%

REO                                                                           0.00     0         0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard      Fraud    Bankruptcy
Beginning Amount                                                              0.00       0.00        0.00
Current Month Loss Amount                                                     0.00       0.00        0.00
Ending Amount
                                                                                 -          -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                               0.00
                                                                              ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00




Funding Account
Beginning Funding Account Balance                                     1,254,627.91
Deposit to Funding Account                                              246,143.58
Payment for Additional Purchases                                     (1,098,946.94)
Ending Funding Account Balance                                          401,824.56
Interest earned for Collection Period                                       941.07
Interest withdrawn related to prior Collection Period                     1,689.85

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                              ----
Total Ending Balance                                                          0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                              ----
Total Ending Reserve Account Balance as of current Payment                    0.00
Date
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00




        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                             Payment Date 11/27/2000

Servicing Certificate
Beginning Pool Balance                                               46,288,831.68
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  45,531,238.92
Ending PFA Balance                                                              -
Principal Collections                                                   757,592.76
Principal Draws                                                                 -
Net Principal Collections                                               757,592.76
Active Loan Count                                                            1,761

Interest Collections                                                    369,204.28

Weighted Average Net Loan Rate                                            9.73000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                  7.9500%

Term Notes                                                           Amount           Factor
----------                                                           ------           ------
Beginning Balance                                                    45,668,423.60    0.9133685
Ending Balance                                                       44,849,888.42    0.8969978

Principal                                                               818,535.18   16.3707036

Interest                                                                302,553.31    6.0510662

Interest Shortfall                                                            0.00    0.0000000
Security Percentage                                                         100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%


Certificates                                                                  0.00




Beginning Overcollateralization Amount                                  620,408.08
Overcollateralization Amount Increase (Decrease)                         60,942.42
Outstanding Overcollateralization Amount                                681,350.50

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                      Number      Percent
                                                                           Balance   of Loans   of Balance
Delinquent Loans (30 Days)                                              240,155.84      9          0.53%

Delinquent Loans (60 Days)                                               54,878.26      3          0.12%

Delinquent Loans (90+ Days) (1)                                          65,214.47      3          0.14%

Foreclosed Loans                                                                -       0          0.00%

REO                                                                           0.00      0          0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                              0.00         0.00        0.00
Current Month Loss Amount                                                     0.00         0.00        0.00
Ending Amount                                                                   -            -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                               0.00
                                                                              ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest Withdrawn for prior Collection Period                                0.00


Funding Account
Beginning Funding Account Balance
                                                                                 -
Funding Account balance sent to Noteholders
                                                                                 -
Payment for Additional Purchases
                                                                                 -
Ending Funding Account Balance
                                                                                 -
Interest Earned for current Collection Period
                                                                                 -
Interest Withdrawn for prior Collection Period
                                                                                 -

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                              ----
Total Ending Balance                                                          0.00
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                              ----
Total Ending Reserve Account Balance as of current Payment                    0.00
Date
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00

